EXECUTION COPY






                        ACE RV AND MARINE TRUST 2001-RV1

                                 TRUST AGREEMENT


                                     BETWEEN


                              ACE SECURITIES CORP.


                                       AND


                      U.S. BANK TRUST NATIONAL ASSOCIATION,
                                AS OWNER TRUSTEE




                    -----------------------------------------


                            DATED AS OF JUNE 1, 2001

                                TABLE OF CONTENTS


                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.1   Capitalized Terms..............................................1
SECTION 1.2   Other Interpretive Provisions..................................1

                                   ARTICLE II

                                  ORGANIZATION

SECTION 2.1   Name...........................................................1
SECTION 2.2   Office.........................................................2
SECTION 2.3   Purposes and Powers............................................2
SECTION 2.4   Appointment of Owner Trustee...................................2
SECTION 2.5   Initial Capital Contribution of Trust Estate...................2
SECTION 2.6   Declaration of Trust...........................................3
SECTION 2.7   Organizational Expenses; Liabilities of the Holders............3
SECTION 2.8   Title to Issuer Property.......................................3
SECTION 2.9   Situs of Issuer................................................3
SECTION 2.10  Representations and Warranties of Depositor....................3
SECTION 2.11  Federal Income Tax Allocations.................................4

                                   ARTICLE III

                     CERTIFICATES AND TRANSFER OF INTERESTS

SECTION 3.1   Initial Ownership..............................................5
SECTION 3.2   The Certificates...............................................5
SECTION 3.3   Authentication of Certificates.................................5
SECTION 3.4   Registration of Transfer and Exchange of Certificates..........5
SECTION 3.5   Mutilated, Destroyed, Lost or Stolen Certificates..............6
SECTION 3.6   Persons Deemed Certificateholders..............................7
SECTION 3.7   Access to List of Certificateholders' Names and Addresses......7
SECTION 3.8   Maintenance of Office or Agency................................7
SECTION 3.9   Appointment of Paying Agent....................................7
SECTION 3.10  Form of the Certificates.......................................8
SECTION 3.11  Transfer Restrictions..........................................8
SECTION 3.12  Legending of Certificates.....................................11

                                   ARTICLE IV

                            ACTIONS BY OWNER TRUSTEE

SECTION 4.1   Prior Notice to Owners with Respect to Certain Matters........15
SECTION 4.2   Action by Certificateholders with Respect to Certain Matters..15
SECTION 4.3   Action by Certificateholders with Respect to Bankruptcy.......15
SECTION 4.4   Restrictions on Certificateholders' Power.....................16
SECTION 4.5   Certificateholder Control.....................................16
SECTION 4.6   The Owner Trustee will not elect to treat the Owner Trust
               as a corporation for federal income tax purposes.............16

                                    ARTICLE V

                   APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

SECTION 5.1   Establishment of Certificate Distribution Account.............16
SECTION 5.2   Application of Funds in Certificate Distribution Account......16
SECTION 5.3   Method of Payment.............................................17
SECTION 5.4   No Segregation of Monies; No Interest.........................17
SECTION 5.5   Accounting and Reports to the Noteholders,
               Certificateholders, the Internal Revenue Service and
               Others.......................................................17
SECTION 5.6   Signature on Returns; Tax Matters Partner.....................18

                                   ARTICLE VI

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

SECTION 6.1  General Authority..............................................18
SECTION 6.2  General Duties.................................................18
SECTION 6.3  Action upon Instruction........................................19
SECTION 6.4  No Duties Except as Specified in this Agreement or in Instructions...............................................19
SECTION 6.5  No Action Except under Specified Documents or Instructions.....20
SECTION 6.6  Restrictions...................................................20

                                   ARTICLE VII

                            CONCERNING OWNER TRUSTEE

SECTION 7.1  Acceptance of Trusts and Duties................................20
SECTION 7.2  Furnishing of Documents........................................21
SECTION 7.3  Representations and Warranties.................................21
SECTION 7.4  Reliance; Advice of Counsel....................................22
SECTION 7.5  Not Acting in Individual Capacity..............................22
SECTION 7.6  Owner Trustee Not Liable for Certificates or Receivables.......23
SECTION 7.7  Owner Trustee May Own Certificates and Notes...................23

                                  ARTICLE VIII

                          COMPENSATION OF OWNER TRUSTEE

SECTION 8.1   Owner Trustee's Fees and Expenses.............................23
SECTION 8.2   Indemnification...............................................23
SECTION 8.3   Payments to Owner Trustee.....................................23

                                   ARTICLE IX

                         TERMINATION OF TRUST AGREEMENT

SECTION 9.1   Termination of Trust Agreement................................24

                                    ARTICLE X

             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

SECTION 10.1  Eligibility Requirements for Owner Trustee....................25
SECTION 10.2  Resignation or Removal of Owner Trustee.......................25
SECTION 10.3  Successor Owner Trustee.......................................26
SECTION 10.4  Merger or Consolidation of Owner Trustee......................26
SECTION 10.5  Appointment of Co-Trustee or Separate Trustee.................26

                                   ARTICLE XI

                                  MISCELLANEOUS

SECTION 11.1  Supplements and Amendments....................................28
SECTION 11.2  No Legal Title to Owner Trust Estate in Certificateholders....29
SECTION 11.3  Limitations on Rights of Others...............................29
SECTION 11.4  Notices.......................................................29
SECTION 11.5  Severability..................................................30
SECTION 11.6  Separate Counterparts.........................................30
SECTION 11.7  Successors and Assigns........................................30
SECTION 11.8  No Petition...................................................30
SECTION 11.9  No Recourse...................................................30
SECTION 11.10 Headings......................................................31
SECTION 11.11 GOVERNING LAW.................................................31
SECTION 11.12 Servicer......................................................31

EXHIBITS

     Exhibit A  Form of Certificate
     Exhibit B  Form of Transferor Certificate
     Exhibit C  Form of Transferee Certificate
     Exhibit D  Form of Certificate of Trust

          This TRUST AGREEMENT is made as of June 1, 2001 (as from time to amended, supplemented or otherwise modified and in effect, this "Agreement") between ACE SECURITIES CORP., a Delaware corporation as Depositor and U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association with its principal place of business in the State of Delaware as Owner Trustee.

                                   ARTICLE I

                                   DEFINITIONS

          SECTION 1.1 CAPITALIZED TERMS. Capitalized terms are used in this Agreement as defined in Appendix X to the Sale and Servicing Agreement among the business trust established by this Agreement, ACE Securities Corp., as Seller, Wells Fargo Bank Northwest, N.A., Wells Fargo Bank New Mexico, N.A. and Wells Fargo Bank, N.A., as Servicer, dated as of June 1, 2001, as the same may be amended and supplemented from time to time.

          SECTION 1.2 OTHER INTERPRETIVE PROVISIONS. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document delivered pursuant hereto unless otherwise defined therein. For purposes of this Agreement and all such certificates and other documents, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles; (b) terms defined in Article 9 of the UCC as in effect in the State of Delaware and not otherwise defined in this Agreement are used as defined in that Article; (c) the words "hereof," "herein" and "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (d) references to any Article, Section, Schedule or Exhibit are references to Articles, Sections, Schedules and Exhibits in or to this Agreement, and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (e) the term "including" means "including without limitation"; (f) references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (g) references to any Person include that Person's successors and assigns; and (h) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                                   ARTICLE II

                                  ORGANIZATION

          SECTION 2.1 NAME. The business trust created hereby shall be known as "ACE RV AND MARINE TRUST 2001-RV1", in which name Owner Trustee may conduct the business of such trust, make and execute contracts and other instruments on behalf of such trust and sue and be sued on behalf of the Trust.

          SECTION 2.2 OFFICE. The office of Issuer shall be in care of the Owner Trustee at its office at the Corporate Trust Office, or at such other address as the Owner Trustee may designate by written notice to the Certificateholders and Depositor.

          SECTION 2.3 PURPOSES AND POWERS. The purpose of Issuer is, and Issuer shall have the power and authority, to engage in the following activities:

          a. to issue the Notes pursuant to the Indenture and the Certificates pursuant to this Agreement, and to sell, transfer and exchange the Notes and the Certificates and to pay interest on and principal of the Notes and distributions on the Certificates;

          b. to acquire the property and assets set forth in the Sale and Servicing Agreement from the Depositor pursuant to the terms thereof, to make deposits to and withdrawals from the Reserve Account and to pay the organizational, start-up and transactional expenses of Issuer;

          c. to assign, grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Certificateholders pursuant to the terms of the Sale and Servicing Agreement any portion of the Trust Estate released from the Lien of, and remitted to Issuer pursuant to, the Indenture;

          d. to enter into and perform its obligations under the Basic Documents to which it is a party;

          e. to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

          f. subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Certificateholders and the Noteholders.

Issuer is hereby authorized to engage in the foregoing activities. Issuer shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the other Basic Documents.

          SECTION 2.4 APPOINTMENT OF OWNER TRUSTEE. Depositor hereby appoints Owner Trustee as trustee of Issuer effective as of the date hereof, to have all the rights, powers and duties set forth herein and to bind the Issuer under the Notes and the other Basic Documents to which the Issuer is a party.

          SECTION 2.5 INITIAL CAPITAL CONTRIBUTION OF TRUST ESTATE. Depositor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Owner Trust Estate and shall be deposited in the Certificate Distribution Account. The Owner trustee is hereby authorized and directed to execute and file a certificate of trust with the Delaware Secretary of State in the form attached hereto.

          SECTION 2.6 DECLARATION OF TRUST. Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of Issuer under the Basic Documents. It is the intention of the parties hereto that Issuer constitute a business trust under Chapter 38 of Title 12 of the Delaware Code, 12 DEL. C. ss. 3801 ET SEQ. ("Business Trust Statute") and that this Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that, solely for income and franchise tax purposes, until any Certificates are held by other than one Certificateholder, the Issuer will be disregarded as an entity separate from the Certificateholder. At such time that the Certificates are held by more than one Person, it is the intention of the parties hereto that, solely for income and franchise tax purposes, the Issuer will be treated as a partnership, with the assets of the partnership being the Receivables and other assets held by the Issuer, the partners of the partnership being the Certificateholders, and the Notes being debt of the partnership. The Certificateholders by acceptance of a Certificate agree to such treatment and agree to take no action inconsistent with such treatment. The parties agree that, unless otherwise required by appropriate tax authorities, until the Certificates are held by more than one Person the Issuer will not file or cause to be filed annual or other returns, reports, elections or other forms consistent with the characterization of the Issuer as an entity separate from the owner of the Certificates (including the returns, reports and elections, contemplated by Sections 5.5 and 5.6). Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and to the extent not inconsistent herewith, in the Business Trust Statute with respect to accomplishing the purposes of the Trust. The Owner Trustee shall file the Certificate of Trust with the Secretary of State.

          SECTION 2.7 ORGANIZATIONAL EXPENSES; LIABILITIES OF THE HOLDERS.

          a. Depositor shall pay organizational expenses of Issuer as they may arise or shall, upon the request of Owner Trustee, promptly reimburse Owner Trustee for any such expenses paid by Owner Trustee.

          b. No Noteholder or Certificateholder shall have any personal liability for any liability or obligation of the Trust.

          SECTION 2.8 TITLE TO ISSUER PROPERTY. Legal title to all the Owner Trust Estate shall be vested at all times in the Issuer as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in Owner Trustee for the benefit of the Issuer and in any co-trustee and/or a separate trustee approved pursuant to this Agreement.

          SECTION 2.9 SITUS OF ISSUER. Issuer will be located and administered in the State of Delaware or Illinois. All bank accounts maintained by Owner Trustee on behalf of Issuer shall be located in the State of Delaware or Illinois. Payments will be received by Issuer only in Delaware or Illinois, and payments will be made by Issuer only from Delaware or Illinois. The only office of Issuer will be at the Corporate Trust Office of the Owner Trustee.

          SECTION 2.10 REPRESENTATIONS AND WARRANTIES OF DEPOSITOR. Depositor hereby represents and warrants to Owner Trustee that:

          a. Depositor is duly organized and validly existing as a Delaware corporation with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

          b. Depositor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications, licenses and approvals, except where the failure to have such qualifications, licenses and approvals would not have a material adverse effect on the Depositor.

          c. Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms and Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with Issuer, and Depositor has duly authorized such sale and assignment and deposit to Issuer by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by Depositor by all necessary corporate action.

          d. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws, of Depositor, or any material indenture, agreement or other instrument to which Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of Depositor's knowledge, any order, rule or regulation applicable to Depositor of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Depositor or its properties.

          e. There are no proceedings or investigations pending or, to the Depositor's best knowledge, threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor or its obligations under, or the validity or enforceability of, this Agreement or (iv) which might adversely affect the federal income tax attributes, or applicable state tax franchise or income tax attributes, of the Notes and the Certificates.

          SECTION 2.11 FEDERAL INCOME TAX ALLOCATIONS. If Certificates are held by more than one Person, net income of Issuer for any month as determined for federal income tax purposes (and each item of income, gain, loss, credit and deduction entering into the computation thereof) shall be allocated among the Certificateholders as of the first Record Date following the end of such month, in accordance with each Certificateholder's Certificate Percentage Interest. Net losses of Issuer, if any, for any month as determined for federal income tax purposes (and each item of income, gain, loss, credit and deduction entering into the computation thereof) shall be allocated among the Certificateholders as of the first Record Date following the end of such month in accordance with each Certificateholder's Certificate Percentage Interest. If the Class E Notes are characterized as equity for tax purposes, appropriate adjustments to the allocations of income and deduction will be made so that the holders of the Class E Notes are allocated net income equal to the interest accrued on the Class E Notes (plus any discount or minus any premium). Depositor is authorized to modify the allocations in this paragraph if necessary or appropriate, in its sole discretion, for the allocations to fairly reflect the economic income, gain or loss to Depositor, the Certificateholders, or as otherwise required by the Code.

                                  ARTICLE III

                     CERTIFICATES AND TRANSFER OF INTERESTS

          SECTION 3.1 INITIAL OWNERSHIP. Upon the formation of Issuer by the contribution by Depositor pursuant to SECTION 2.5 and until the issuance of the Certificates, Deutsche Bank Sharps Pixley Inc. shall be the sole beneficiary of the Trust.

          SECTION 3.2 THE CERTIFICATES. The Certificates shall be executed on behalf of Issuer by manual or facsimile signature of an authorized officer of Owner Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of Issuer, shall be validly issued and entitled to the benefit of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates. If a transfer of the Certificates is permitted pursuant to SECTION 3.11, a transferee of a Certificate shall become a Certificateholder, and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferee's acceptance of a Certificate duly registered in such transferee's name pursuant to SECTION 3.4. Certificates will be issued in minimum denominations of 10%.

          SECTION 3.3 AUTHENTICATION OF CERTIFICATES. Concurrently with the initial sale of the Receivables to Issuer pursuant to the Sale and Servicing Agreement, Owner Trustee shall cause the Certificates in an aggregate Certificate Percentage Interest equal to 100% to be executed on behalf of Issuer, authenticated and delivered to or upon the written order of Depositor, signed by its chairman of the board, its president, its chief financial officer, its chief accounting officer, any vice president, its secretary, any assistant secretary, its treasurer or any assistant treasurer, without further corporate action by Depositor. No Certificate shall entitle its Holder to any benefit under this Agreement, or be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by Owner Trustee by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

          SECTION 3.4 REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.

          a. Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to SECTION 3.8, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Chase Manhattan Bank shall be the initial Certificate Registrar. No certificate may be sold, transferred, assigned, participated, pledged, or otherwise disposed of to any Person except in accordance with the provisions of SECTION 3.11 and any attempted transfer in violation of SECTION 3.11 shall be null and void.

          b. Upon surrender for registration of transfer of any Certificate at the office or agency maintained pursuant to SECTION 3.8, and upon compliance with the provisions of this Agreement relating to such transfer, Owner Trustee shall execute, authenticate and deliver in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like class and Certificate Percentage Interest dated the date of authentication by Owner Trustee or any authenticating agent. At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same class in authorized denominations of a like aggregate amount upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to SECTION 3.8.

          c. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to Owner Trustee and Certificate Registrar duly executed by the Certificateholder or his attorney duly authorized in writing, with such signature guaranteed by a member firm of the New York Stock Exchange, a commercial bank or trust company or an "eligible guarantor institution" with membership or participation in STAMP or such other "signature guarantee program" as may be determined by Certificate Registrar in addition to, or substitution for, STAMP, all in accordance with the Exchange Act. Each Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by Owner Trustee or Certificate Registrar in accordance with its customary practice.

          d. No service charge shall be made for any registration of transfer or exchange of Certificates, but Owner Trustee or Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          e. The preceding provisions of this SECTION 3.4 notwithstanding, Owner Trustee shall not make and the Certificate Registrar need not register any transfer or exchange of Certificates for a period of fifteen (15) days preceding any Payment Date for any payment with respect to the Certificates.

          SECTION 3.5 MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. If (a) any mutilated Certificate shall be surrendered to Certificate Registrar, or if Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to Certificate Registrar and Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a protected purchaser, Owner Trustee on behalf of Issuer shall execute and Owner Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like class, tenor and Certificate Percentage Interest. In connection with the issuance of any new Certificate under this Section, Owner Trustee or Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in Issuer, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          SECTION 3.6 PERSONS DEEMED CERTIFICATEHOLDERS. Every Person by virtue of becoming a Certificateholder in accordance with this Agreement shall be deemed to be bound by the terms of this Agreement. Prior to due presentation of a Certificate for registration of transfer, Owner Trustee, Certificate Registrar or any agent of Owner Trustee or Certificate Registrar may treat the Person in whose name any Certificate shall be registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to SECTION 5.2 and for all other purposes whatsoever, and none of Owner Trustee, Certificate Registrar or any agent of Owner Trustee or Certificate Registrar shall be bound by any notice to the contrary.

          SECTION 3.7 ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND ADDRESSES. Certificate Registrar shall furnish or cause to be furnished to Servicer, Depositor or Indenture Trustee, within 15 days after receipt by Owner Trustee of a request therefor from Servicer, Depositor or Indenture Trustee in writing, a list, in such form as Servicer, Depositor or Indenture Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If Holders of Certificates evidencing not less than 25% of the Certificate Percentage Interests, apply in writing to Certificate Registrar, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then Certificate Registrar shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Certificateholder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold Depositor, Certificate Registrar or Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

          SECTION 3.8 MAINTENANCE OF OFFICE OR AGENCY. Certificate Registrar shall maintain in New York, New York, an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon Certificate Registrar in respect of the Certificates and the Basic Documents may be served. Certificate Registrar initially designates the office specified in The Corporate Trust Office of the Indenture Trustee, as its principal corporate trust office for such purposes. Certificate Registrar shall give prompt written notice to Depositor and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency. Owner Trustee shall maintain in Chicago, Illinois, an office or officer or agency or agencies where the Certificate Registrar may forward Certificates so surrendered for exchange.

          SECTION 3.9 APPOINTMENT OF PAYING AGENT. Paying Agent shall make distributions to Certificateholders from the Certificate Distribution Account pursuant to SECTION 5.2 and shall report the amounts of such distributions to Owner Trustee; provided that this reporting shall not be required if the Owner Trustee is serving as Paying Agent. Any Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. Owner Trustee may revoke such power and remove Paying Agent if Owner Trustee determines in its sole discretion that Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. Paying Agent shall initially be The Chase Manhattan Bank, and any co-paying agent chosen by The Chase Manhattan Bank, and acceptable to Owner Trustee. Paying Agent shall be permitted to resign upon 30 days' written notice to Owner Trustee and Servicer. In the event that The Chase Manhattan Bank shall no longer be Paying Agent, Owner Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company). Owner Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by Owner Trustee to execute and deliver to Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with Owner Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Paying Agent shall return all unclaimed funds to Owner Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to Owner Trustee. The provisions of Sections 7.1, 7.3, 7.4 and 8.1 shall apply to Owner Trustee in its role as Paying Agent, in the event that Owner Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to Paying Agent shall include any co-paying agent unless the context requires otherwise.

          SECTION 3.10 FORM OF THE CERTIFICATES. The Certificates, upon original issuance, will be issued in the form of a typewritten Certificate or Certificates representing definitive Certificates and shall be registered in the name of ACE Securities Corp. as the initial registered owner thereof. Owner Trustee shall execute and authenticate, or cause to be authenticated, the definitive Certificates in accordance with the instructions of the Depositor. Neither Certificate Registrar nor Owner Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Certificates, the Owner Trustee and each Paying Agent shall recognize the Holders of the Certificates as Certificateholders. The Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Owner Trustee, as evidenced by its execution thereof.

          SECTION 3.11 TRANSFER RESTRICTIONS.

          a. No Certificate may be resold, assigned or transferred (including by pledge or hypothecation) unless such resale, assignment or transfer is (i) pursuant to an effective registration statement under the Securities Act and any applicable state securities or "Blue Sky" laws, (ii) pursuant to Rule 144A promulgated under the Securities Act ("Rule 144A") or (iii) pursuant to another exemption from the registration requirements of the Securities Act and subject to the receipt by the Certificate Registrar and the Depositor of (A) a certification by both the prospective transferor and the prospective transferee of the facts surrounding such transfer, which certification shall be in form and substance satisfactory to the Certificate Registrar and the Depositor and (B) an opinion of counsel (which will not be at the expense of the Depositor, the Certificate Registrar or the Owner Trustee), satisfactory to the Depositor and the Certificate Registrar, to the effect that the transfer is in compliance with the Securities Act, and, in each case, in compliance with any applicable securities or "Blue Sky" laws of any state of the United States. In addition, each transferee shall provide to the Certificate Registrar its tax identification number, address, nominee name (if applicable) and wire transfer instructions. Prior to any resale, assignment or transfer of the Certificates described in clause (ii) above, each prospective purchaser of the Certificates shall have acknowledged, represented and agreed as follows:

               (i) It is a "qualified institutional buyer" as defined in Rule 144A ("QIB") and is acquiring the Certificates for its own institutional account (and not for the account of others) or as a fiduciary or agent for others (which others also are QIBs).

               (ii) It acknowledges that the Certificates have not been and will not be registered under the Securities Act or the securities laws of any jurisdiction.

               (iii) It is familiar with Rule 144A and is aware that the sale is being made in reliance on Rule 144A and it is not acquiring the Certificates with a view to, or for resale in connection with, a distribution that would constitute a public offering within the meaning of the Securities Act or a violation of the Securities Act, and that, if in the future it decides to resell, assign, pledge or otherwise transfer any Certificates, such Certificates may be resold, assigned, pledged or transferred only (i) to the Depositor or any Affiliate thereof, (ii) so long as such Certificate is eligible for resale pursuant to Rule 144A, to a person whom it reasonably believes after due inquiry is a QIB acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are QIBs) to whom notice is given that the resale, pledge, assignment or transfer is being made in reliance on Rule 144A, (iii) pursuant to an effective registration statement under the Securities Act or (iv) in a sale, pledge or other transfer made in a transaction otherwise exempt from the registration requirements of the Securities Act, in which case (A) the Certificate Registrar shall require that both the prospective transferor and the prospective transferee certify to the Certificate Registrar and the Depositor in writing the facts surrounding such transfer, which certification shall be in form and substance satisfactory to the Certificate Registrar and the Depositor and (B) the Certificate Registrar shall require a written opinion of counsel (which will not be at the expense of the Depositor, the Certificate Registrar or the Owner Trustee) satisfactory to the Depositor and the Certificate Registrar to the effect that such transfer will not violate the Securities Act, in each case in accordance with any applicable securities or "Blue Sky" laws of any state of the United States.

               (iv) It is aware that it (or any account for which it is purchasing) may be required to bear the economic risk of an investment in the Certificates for an indefinite period, and it (or such account) is able to bear such risk for an indefinite period.

               (v) It understands that the Certificates will bear legends substantially as set forth in SECTION 3.12.

               (vi) If it is acquiring any Certificates for the account of one or more qualified institutional buyers, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account.

               (vii) It acknowledges that the Owner Trustee, the Certificate Registrar, the Depositor, and their Affiliates, and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements.

          Each transferor of the Certificates shall be required to execute or to have executed a representation letter substantially in the form of Exhibit B, and each transferee (other than the initial transferee) shall be required to execute or to have executed a representation letter substantially in the form of Exhibit C, or each may deliver such other representations (or an opinion of counsel) as may be approved by the Certificate Registrar and the Depositor, to the effect that such transfer may be made pursuant to an exemption from registration under the Securities Act and any applicable state securities or "Blue Sky" laws.

          In addition, such prospective purchaser shall be responsible for providing additional information or certification, as shall be reasonably requested by the Owner Trustee or the Depositor, to support the truth and accuracy of the foregoing acknowledgments, representations and agreements, it being understood that such additional information is not intended to create additional restrictions on the transfer of the Certificates. None of the Depositor, the Issuer, the Certificate Registrar nor the Owner Trustee shall be obligated to register the Certificates under the Securities Act or any state securities or "Blue Sky" laws.

          In determining compliance with the transfer restrictions contained in this SECTION 3.11, the Owner Trustee, or the Certificate Registrar may rely upon a written opinion of counsel (which may include in-house counsel of the transferor), the cost of obtaining which shall be an expense of the Holder of the Certificate to be transferred.

          b. No Certificate or beneficial interest therein (each, a "Certificate Interest") may be issued, sold, assigned, pledged, hypothecated or otherwise transferred (each, a "Transfer") to any Person other than Depositor except in accordance with the following provisions. Each holder and beneficial owner of a Certificate Interest, by acceptance of such Certificate Interest, acknowledges and agrees to be bound by such provisions.

               (i) No Certificate Interest or any portion thereof may be Transferred to any Person other than Depositor unless (A) the transferor of the Certificate Interest notifies the transferee holder and beneficial owner of the Certificate Interest (the "Assignee") of the transfer restrictions applicable to such Certificate Interest and of the representations, agreements and covenants such Assignee is deemed to make as a result of its acceptance of such Certificate Interest, as described in this paragraph (b), (B) the transferor has no actual knowledge that the Assignee is or intends to become a Prohibited Pass-through Entity (as defined below) and (C) such transfer would not cause the number of Targeted Holders (as defined below) to exceed ninety (90). Notwithstanding anything to the contrary set forth in this Agreement, any attempted transfer of a Certificate Interest that does not comply with the requirements set forth in this paragraph (b) shall be void. For purposes of this Agreement, the term "Targeted Holder" means each beneficial owner of an interest in Issuer (including each Certificate Interest and any financial instrument or contract the value of which is determined in whole or in part by reference to Issuer or any portion thereof or to any Certificate Interest); provided that any Person holding more than one interest each of which would cause such Person to be a Targeted Holder shall be treated as a single Targeted Holder.

               (ii) Each holder and beneficial owner of a Certificate Interest, by acceptance of such Certificate Interest, is deemed to have represented to, and agreed with Issuer and Owner Trustee that it has not acquired, and such holder or beneficial owner will not Transfer, the Certificate Interest or cause the Certificate Interest to be marketed on or through (i) an "established securities market", as defined for purposes of SECTION 7704 of the Code or (ii) a "secondary market (or the substantial equivalent thereof)", as defined for purposes of SECTION 7704 of the Code. In addition, each holder and beneficial owner of a Certificate Interest, by acceptance of such Certificate Interest, is deemed to have represented to and agreed with Issuer and Owner Trustee that it is not and will not become a partnership, subchapter S corporation, estate or trust for U.S. federal income tax purposes a principal purpose of the use of which is to permit Issuer to satisfy the 100-partner limitation in Treas. Reg.ss.1.7704-1(h) (a "Prohibited Pass-through Entity").

               (iii) No Certificate Interest or any portion thereof may be Transferred to any Person other than the initial Certificateholder unless, prior to the first such transfer, tax counsel shall have rendered its opinion that, for U.S. federal income tax purposes, Issuer will be treated as a partnership and not as an association or publicly traded partnership taxable as a corporation and the Certificates will be treated as partnership interests in Issuer.

          c. No Certificate may be acquired or held by any "employee benefit plan" subject to ERISA or a "plan" described by SECTION 4975(E)(1) of the Internal Revenue Code of 1986, as amended, or by any entity deemed to hold the assets of any of the foregoing by reason of an employee benefit plan's or other plan's investment in such entity (each, a "Benefit Plan"). Each Person who acquires any Certificate or interest therein shall certify that the foregoing conditions are satisfied.

          SECTION 3.12 LEGENDING OF CERTIFICATES. Each Certificate shall bear a legend in substantially the following form, unless the Depositor determines otherwise in accordance with applicable law:

          THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE RESOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES OR "BLUE SKY" LAWS, PURSUANT TO AN EXEMPTION THEREFROM OR IN A TRANSACTION NOT SUBJECT THERETO. IT AGREES, ON ITS OWN BEHALF AND ON BEHALF OF ANY ACCOUNTS FOR WHICH IT IS ACTING AS AGENT, THAT SUCH CERTIFICATE MAY BE RESOLD, ASSIGNED, PLEDGED OR TRANSFERRED ONLY (A) SO LONG AS THE CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A QIB ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QIBS) TO WHOM NOTICE IS GIVEN THAT THE RESALE, ASSIGNMENT, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (C) SUCH RESALE, ASSIGNMENT, PLEDGE OR OTHER TRANSFER IS MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND OTHER SECURITIES OR "BLUE SKY" LAWS, IN WHICH CASE THE CERTIFICATE REGISTRAR SHALL REQUIRE (I) THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR AND (II) A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE CERTIFICATE REGISTRAR, THE OWNER TRUSTEE OR THE DEPOSITOR) SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR, TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE OR JURISDICTION. ANY ATTEMPTED TRANSFER IN CONTRAVENTION OF THE IMMEDIATELY PRECEDING RESTRICTIONS WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR WILL CONTINUE TO BE TREATED AS THE OWNER OF THE CERTIFICATE FOR ALL PURPOSES.

          NO CERTIFICATE OR BENEFICIAL INTEREST THEREIN (EACH A "CERTIFICATE INTEREST") MAY BE RESOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED (EACH A "TRANSFER") TO ANY PERSON OTHER THAN THE INITIAL CERTIFICATEHOLDER UNLESS (A) THE TRANSFEROR OF THE CERTIFICATE INTEREST NOTIFIES THE TRANSFEREE HOLDER AND BENEFICIAL OWNER OF THE CERTIFICATE INTEREST (THE "ASSIGNEE") OF THE TRANSFER RESTRICTIONS APPLICABLE TO SUCH CERTIFICATE INTEREST AND OF THE REPRESENTATIONS, AGREEMENTS AND COVENANTS SUCH ASSIGNEE IS DEEMED TO MAKE AS A RESULT OF ITS ACCEPTANCE OF SUCH CERTIFICATE INTEREST, AS DESCRIBED IN THIS PARAGRAPH, (B) THE TRANSFEROR HAS NO ACTUAL KNOWLEDGE THAT THE ASSIGNEE IS OR INTENDS TO BECOME A PROHIBITED PASS-THROUGH ENTITY (AS DEFINED BELOW), (C) SUCH TRANSFER WOULD NOT CAUSE THE NUMBER OF TARGETED HOLDERS (AS DEFINED BELOW) TO EXCEED NINETY (90) AND (D) PRIOR TO THE FIRST SUCH TRANSFER, TAX COUNSEL FOR TRANSFEROR SHALL HAVE RENDERED ITS OPINION THAT, FOR U.S. FEDERAL INCOME TAX PURPOSES, ISSUER WILL BE TREATED AS A PARTNERSHIP AND NOT AS AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION AND THE CERTIFICATES WILL BE TREATED AS PARTNERSHIP INTERESTS IN ISSUER. NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN THIS CERTIFICATE, ANY ATTEMPTED TRANSFER OF A CERTIFICATE INTEREST THAT DOES NOT COMPLY WITH THE REQUIREMENTS SET FORTH IN THIS PARAGRAPH SHALL BE VOID. FOR PURPOSES OF THIS PARAGRAPH, THE TERM "TARGETED HOLDER" MEANS EACH BENEFICIAL OWNER OF AN INTEREST IN ISSUER (INCLUDING EACH CERTIFICATE INTEREST AND ANY FINANCIAL INSTRUMENT OR CONTRACT THE VALUE OF WHICH IS DETERMINED IN WHOLE OR IN PART BY REFERENCE TO ISSUER OR ANY PORTION THEREOF OR TO ANY CERTIFICATE INTEREST); PROVIDED THAT ANY PERSON HOLDING MORE THAN ONE INTEREST EACH OF WHICH WOULD CAUSE SUCH PERSON TO BE A TARGETED HOLDER SHALL BE TREATED AS A SINGLE TARGETED HOLDER. EACH HOLDER AND BENEFICIAL OWNER OF A CERTIFICATE INTEREST, BY ACCEPTANCE OF SUCH CERTIFICATE INTEREST, IS DEEMED TO REPRESENT AND AGREE WITH ISSUER AND OWNER TRUSTEE THAT
          (X) IT HAS NOT ACQUIRED, AND SUCH HOLDER OR BENEFICIAL OWNER WILL NOT TRANSFER, THE CERTIFICATE INTEREST OR CAUSE THE CERTIFICATE INTEREST TO BE MARKETED ON OR THROUGH (I) AN "ESTABLISHED SECURITIES MARKET" AS DEFINED FOR PURPOSES OF SECTION 7704 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR (II) A "SECONDARY SECURITIES MARKET (OR THE SUBSTANTIAL EQUIVALENT THEREOF)", AS DEFINED FOR PURPOSES OF
          SECTION 7704 OF THE CODE, AND (Y) IT IS NOT AND WILL NOT BECOME A PARTNERSHIP, SUBCHAPTER S CORPORATION, ESTATE OR TRUST FOR U.S. FEDERAL INCOME TAX PURPOSES A PRINCIPAL PURPOSE OF THE USE OF WHICH IS TO PERMIT ISSUER TO SATISFY THE 100-PARTNER LIMITATION IN TREASURY REGULATION SECTION 1.7704-1(H) (A "PROHIBITED PASS-THROUGH ENTITY").

          AT SUCH TIME THAT THE CERTIFICATES ARE HELD BY MORE THAN ONE PERSON, IT IS INTENDED THAT, SOLELY FOR INCOME AND FRANCHISE TAX PURPOSES, (A) THE ISSUER BE TREATED AS A PARTNERSHIP FOR U.S. FEDERAL INCOME TAX PURPOSE. AND (B) A CERTIFICATE BE TREATED AS A PARTNERSHIP INTEREST IN SUCH PARTNERSHIP. EACH HOLDER AND BENEFICIAL OWNER OF A CERTIFICATE INTEREST, BY ACCEPTANCE OF SUCH CERTIFICATE INTEREST, IS DEEMED TO AGREE WITH SUCH TREATMENT AND IS DEEMED TO AGREE THAT IT WILL TAKE NO ACTION INCONSISTENT WITH SUCH TREATMENT.

          NO CERTIFICATE OR INTEREST THEREIN MAY BE ACQUIRED OR HELD (IN THE INITIAL ACQUISITION OR THROUGH A TRANSFER) WITH PLAN ASSETS OF ANY "EMPLOYEE BENEFIT PLAN" SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), ANY "PLAN" DESCRIBED BY
          SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR ANY ENTITY DEEMED TO HOLD THE ASSETS OF ANY OF THE FOREGOING BY REASON OF AN EMPLOYEE BENEFIT PLAN'S OR OTHER PLAN'S INVESTMENT IN SUCH ENTITY (EACH, A "BENEFIT PLAN").

                                   ARTICLE IV

                            ACTIONS BY OWNER TRUSTEE

          SECTION 4.1 PRIOR NOTICE TO OWNERS WITH RESPECT TO CERTAIN MATTERS. With respect to the following matters, Owner Trustee shall not take action unless at least 30 days before the taking of such action, Owner Trustee shall have notified the Certificateholders in writing of the proposed action and the Certificateholders shall not have notified Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders have withheld consent or provided alternative direction:

          a. the initiation of any material claim or lawsuit by Issuer (except claims or lawsuits brought in connection with the collection of the Receivables) and the compromise of any material action, claim or lawsuit brought by or against Issuer (except with respect to the aforementioned claims or lawsuits brought in connection with the collection of the Receivables);

          b. the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

          c. the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Certificateholders;

          d. the amendment, change or modification of the Sale and Servicing Agreement or the Administration Agreement, except to cure any ambiguity or defect or to amend or supplement any provision in a manner that would not materially adversely affect the interests of the Certificateholders; or

          e. the appointment pursuant to the Indenture of a successor Indenture Trustee or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable.

Owner Trustee shall notify the Certificateholders in writing of any appointment of a successor Paying Agent or Certificate Registrar within five Business Days thereof.

          SECTION 4.2 ACTION BY CERTIFICATEHOLDERS WITH RESPECT TO CERTAIN MATTERS. Owner Trustee shall not have the power, except upon the direction of the Certificateholders, to (a) remove Servicer under the Sale and Servicing Agreement pursuant to SECTION 8.1 thereof, (b) except as expressly provided in the Basic Documents, sell the Receivables after the termination of the Indenture, (c) remove the Administrator under the Administration Agreement pursuant to SECTION 9 thereof or (d) appoint a successor Administrator pursuant to SECTION 9 of the Administration Agreement. Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Certificateholders.

          SECTION 4.3 ACTION BY CERTIFICATEHOLDERS WITH RESPECT TO BANKRUPTCY. Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to Issuer until one year and one day after the Outstanding Amount of all the Notes has been reduced to zero and without the unanimous prior approval of all Certificateholders and the delivery to Owner Trustee by each such Certificateholder of a certificate certifying that such Certificateholder reasonably believes that Issuer is insolvent.

          SECTION 4.4 RESTRICTIONS ON CERTIFICATEHOLDERS' POWER. The Certificateholders shall not direct Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of Issuer or Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to SECTION 2.3 nor shall Owner Trustee be obligated to follow any such direction, if given.

          SECTION 4.5 CERTIFICATEHOLDER CONTROL. Except as expressly provided herein, any action that may be taken by the Certificateholders under this Agreement may be taken by the Holders of Certificates evidencing not less than a majority of the Certificate Percentage Interests. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by Certificateholders evidencing not less than a majority of the Certificate Percentage Interests at the time of the delivery of such notice.

          SECTION 4.6 TAX ELECTION. The Owner Trustee will not elect to treat the Owner Trust as a corporation for federal income tax purposes.

                                   ARTICLE V

                   APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

          SECTION 5.1 ESTABLISHMENT OF CERTIFICATE DISTRIBUTION ACCOUNT. Owner Trustee, for the benefit of the Certificateholders, shall establish and maintain in the name of Issuer an Eligible Deposit Account (the "Certificate Distribution Account"), at the office of the Paying Agent, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. Except as otherwise provided herein, the Certificate Distribution Account shall be under the sole dominion and control of the Paying Agent for the benefit of the Certificateholders.

          SECTION 5.2 APPLICATION OF FUNDS IN CERTIFICATE DISTRIBUTION ACCOUNT.

          a. On each Payment Date, Owner Trustee will, or will cause Paying Agent to, based on the information contained in Servicer's Report delivered on the related Determination Date pursuant to SECTION 4.9 of the Sale and Servicing Agreement, distribute to Certificateholders, as of the related Record Date, all amounts deposited in the Certificate Distribution Account pursuant to the Sale and Servicing Agreement on such Payment Date based upon each Certificateholder's Certificate Percentage Interest.

          b. On each Payment Date, the Paying Agent shall send, or cause to be sent, to each Certificateholder the statement provided to the Paying Agent pursuant to SECTION 5.6 of the Sale and Servicing Agreement on such Payment Date.

          c. In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section. The Paying Agent is hereby authorized and directed to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by Issuer (but such authorization shall not prevent the Paying Agent from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by Issuer and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-United States Certificateholder), the Paying Agent may in its sole discretion withhold such amounts in accordance with this clause (c). In the event that a Certificateholder wishes to apply for a refund of any such withholding tax, the Paying Agent shall reasonably cooperate with such Certificateholder in making such claim so long as such Certificateholder agrees to reimburse the Paying Agent for any out-of-pocket expenses incurred.

          SECTION 5.3 METHOD OF PAYMENT. Subject to SECTION 9.1(C), distributions required to be made to Certificateholders on any Payment Date shall be made to each Certificateholder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if (a) such Certificateholder shall have provided to Paying Agent appropriate written instructions at least five Business Days prior to such Payment Dates or (b) such Certificateholder is the initial Certificateholder, or an Affiliate thereof, or, if not, by check mailed to such Certificateholder at the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the foregoing, the final distribution in respect of any Certificate will be payable only upon presentation and surrender of such Certificate at the office or agency maintained for that purpose by Certificate Registrar pursuant to SECTION 3.8.

          SECTION 5.4 NO SEGREGATION OF MONIES; NO INTEREST. Subject to Sections
5.1 and 5.2, monies received by Owner Trustee or any Paying Agent hereunder need not be segregated in any manner except to the extent required by law or the Indenture or the Sale and Servicing Agreement and may be deposited under such general conditions as may be prescribed by law, and neither Owner Trustee nor any Paying Agent shall be liable for any interest thereon.

          SECTION 5.5 ACCOUNTING AND REPORTS TO THE NOTEHOLDERS, CERTIFICATEHOLDERS, THE INTERNAL REVENUE SERVICE AND OTHERS. Subject to SECTION 2.6, (a) the Owner Trustee shall maintain (or cause to be maintained) the books of Issuer on a calendar year basis on the accrual method of accounting, (b) the Paying Agent shall deliver (or cause to be delivered) to each Certificateholder, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Schedule K-1) to enable each Certificateholder to prepare its federal and state income tax returns, (c) the Paying Agent shall prepare and file such tax returns relating to Issuer (including a partnership information return, Form 1065, if applicable), and make such elections as may from time to time be required or appropriate under any applicable state or federal statute or rule or regulation thereunder so as to maintain the Issuer's characterization as a partnership for federal income tax purposes, and (d) the Depositor shall cause such tax returns to be signed in the manner required by law. Owner Trustee shall cooperate with the Depositor and the Paying Agent, as the case may be, in making all elections pursuant to this Section as directed in writing by the Depositor and the Paying Agent, as the case may be.

          SECTION 5.6 SIGNATURE ON RETURNS; TAX MATTERS PARTNER.

          a. Notwithstanding the provisions of SECTION 5.5 and subject to
SECTION 2.6, Depositor shall sign on behalf of Issuer the tax returns of Issuer, unless applicable law requires Owner Trustee to sign such documents, in which case such documents shall be signed by Owner Trustee at the written direction of Depositor.

          b. Subject to SECTION 2.6, Depositor shall be the "tax matters partner" of Issuer pursuant to Section 6231(A)(7)(A) of the Code and applicable Treasury Regulations if the Owner Trust is a partnership for federal income tax purposes.

                                   ARTICLE VI

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

          SECTION 6.1 GENERAL AUTHORITY. Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which it or the Issuer is named as a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which Issuer is named as a party and any amendment thereto, in each case, in such form as Depositor shall approve, as evidenced conclusively by Owner Trustee's execution thereof, and on behalf of Issuer, to direct Indenture Trustee to authenticate and deliver Class A-1 Notes in the aggregate principal amount of $122,000,000, Class A-2 Notes in the aggregate principal amount of $40,000,000, Class A-3 Notes in the aggregate principal amount of $52,000,000, Class A-4 Notes in the aggregate principal amount of $20,000,000, Class A-5 Notes in the aggregate principal amount of $44,805,000, Class B Notes in the aggregate principal amount of $20,025,000, Class C Notes in the aggregate principal amount of $7,702,000, Class D Notes in the aggregate principal amount of $4,621,000 and Class E Notes in the aggregate principal amount of $3,081,000. In addition to the foregoing, Owner Trustee is authorized, but shall not be obligated, to take all actions required of Issuer pursuant to the Basic Documents. Owner Trustee is further authorized from time to time to take such action as Servicer recommends or directs in writing with respect to the Basic Documents, except to the extent that this Agreement expressly requires the consent of Certificateholders for such action.

          SECTION 6.2 GENERAL DUTIES. It shall be the duty of Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the other Basic Documents and to administer Issuer in the interest of Certificateholders, subject to the Basic Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of Owner Trustee or Issuer hereunder or under any Basic Document, and Owner Trustee shall not be liable for the default or failure of Administrator to carry out its obligations under the Administration Agreement. Except as expressly provided in the Basic Documents, the Owner Trustee shall have no obligation to administer, service or collect the Receivables or to maintain, monitor or otherwise supervise the administration, servicing or collection of the Receivables.

          SECTION 6.3 ACTION UPON INSTRUCTION.

          a. Subject to Article IV, and in accordance with the Basic Documents, the Certificateholders may, by written instruction, direct Owner Trustee in the management of Issuer. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to Article IV.

          b. Owner Trustee shall not be required to take any action hereunder or under any Basic Document if Owner Trustee shall have reasonably determined or been advised by counsel that such action is likely to result in liability on the part of Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

          c. Whenever Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any Basic Document or is unsure as to the application of any provision of this Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by Owner Trustee or is silent or is incomplete as to the course of action that Owner Trustee is required to take with respect to a particular set of facts, Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction as to the course of action to be adopted or application of such provision, and to the extent Owner Trustee acts or refrains from acting in good faith in accordance with any written instruction of the Certificateholders received, Owner Trustee shall not be liable on account of such action or inaction to any Person. If the Owner Trustee receive two or more sets of conflicting instructions, the Owner Trustee shall act on the instructions from the group of Certificateholders holding the largest Certificate Percentage Interest. If Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

          SECTION 6.4 NO DUTIES EXCEPT AS SPECIFIED IN THIS AGREEMENT OR IN INSTRUCTIONS. Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by Owner Trustee pursuant to SECTION 6.3; and no implied duties or obligations shall be read into this Agreement or any Basic Document against Owner Trustee. Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Commission filing for Issuer or to record this Agreement or any Basic Document. Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on any part of the Owner Trust Estate that result from actions by, or claims against, Owner Trustee in its individual capacity that are not related to the ownership or the administration of the Owner Trust Estate.

          SECTION 6.5 NO ACTION EXCEPT UNDER SPECIFIED DOCUMENTS OR INSTRUCTIONS. Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon Owner Trustee pursuant to this Agreement, (ii) in accordance with the Basic Documents and
(iii) in accordance with any document or instruction delivered to Owner Trustee pursuant to SECTION 6.3.

          SECTION 6.6 RESTRICTIONS. Owner Trustee shall not take any action (a) that is inconsistent with the purposes of Issuer set forth in SECTION 2.3 or (b) that, to the actual knowledge of a Responsible Officer of the Owner Trustee, would (i) affect the treatment of the Notes as indebtedness for federal income, state and local income and franchise tax purposes, (ii) be deemed to cause a taxable exchange of the Notes for federal income or state income or franchise tax purposes or (iii) cause Issuer or any portion thereof to be treated as an association or publicly traded partnership taxable as a corporation for federal income, state and local income or franchise tax purposes. The Certificateholders shall not direct Owner Trustee to take action that would violate the provisions of this Section.

                                  ARTICLE VII

                            CONCERNING OWNER TRUSTEE

          SECTION 7.1 ACCEPTANCE OF TRUSTS AND DUTIES. Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the Basic Documents and this Agreement. Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct or gross negligence, (ii) in the case of the inaccuracy of any representation or warranty contained in SECTION 7.3 expressly made by Owner Trustee in its individual capacity, (iii) for liabilities arising from the failure of the Owner Trustee to perform obligations expressly undertaken by it in the last sentence of SECTION 6.4 or (iv) for taxes, fees or other charges on, based on or measured by, any fees, commissions or compensation received by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

          a. Owner Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of Owner Trustee;

          b. Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of Depositor, Servicer, Administrator or any Certificateholder;

          c. no provision of this Agreement or any Basic Document shall require Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document if Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

          d. under no circumstances shall Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes or amounts distributable on the Certificates;

          e. Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Certificates, and Owner Trustee shall in no event assume or incur any liability, duty or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein and in the Basic Documents;

          f. Owner Trustee shall not be liable for the default or misconduct of Indenture Trustee, Servicer, Custodian, Certificate Registrar, Paying Agent or Administrator under any of the Basic Documents or otherwise and Owner Trustee shall have no obligation or liability to perform the obligations of Issuer under this Agreement or the Basic Documents that are required to be performed by Indenture Trustee under the Indenture, Servicer or Custodian under the Sale and Servicing Agreement, Administrator under the Administration Agreement or Certificate Registrar or Paying Agent hereunder; and

          g. Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document, at the request, order or written direction of any of the Certificateholders, unless such Certificateholders have offered to Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by Owner Trustee therein or thereby. The right of Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty, and Owner Trustee shall not be answerable for other than its gross negligence or willful misconduct in the performance of any such act.

          SECTION 7.2 FURNISHING OF DOCUMENTS. Owner Trustee shall furnish to the Certificateholders promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to Owner Trustee under the Basic Documents.

          SECTION 7.3 REPRESENTATIONS AND WARRANTIES. U.S. Bank Trust National Association hereby represents and warrants to Depositor, for the benefit of the Certificateholders, that:

          a. It is a national banking association duly organized and validly existing in good standing under the laws of the United States of America and having an office within the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

          b. It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

          c. This Agreement constitutes a legal, valid and binding obligation of Owner Trustee, enforceable against Owner Trustee in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws affecting enforcement of the rights of creditors of banks generally and to equitable limitations on the availability of specific remedies.

          d. Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

          SECTION 7.4 RELIANCE; ADVICE OF COUNSEL.

          a. Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer, secretary or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

          b. In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic Documents, Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, but Owner Trustee shall not be liable for the conduct or misconduct of such agents, custodians, nominees (including persons acting under a power of attorney) or attorneys selected in good faith and (ii) may consult with counsel, accountants and other skilled persons knowledgeable in the relevant area to be selected in good faith and employed by it at the expense of the Trust. Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons.

          SECTION 7.5 NOT ACTING IN INDIVIDUAL CAPACITY. Except as provided in this Article VII, in accepting the trusts hereby created, U.S. Bank Trust National Association acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

          SECTION 7.6 OWNER TRUSTEE NOT LIABLE FOR CERTIFICATES OR RECEIVABLES. The recitals contained herein and in the Certificates (other than the signature and countersignature of Owner Trustee on the Certificates) shall be taken as the statements of Depositor, and Owner Trustee assumes no responsibility for the correctness thereof. Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Basic Document or of the Certificates (other than the signature and countersignature of Owner Trustee on the Certificates) or the Notes, or of any Receivable or related documents. Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable, or the perfection and priority of any security interest created by any Receivable in any Financed Vehicle or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Agreement or the Noteholders under the Indenture, including: the existence, condition and ownership of any Financed Vehicle; the existence and enforceability of any insurance thereon; the existence and contents of any Receivable on any computer or other record thereof; the validity of the assignment of any Receivable to Issuer or of any intervening assignment; the completeness of any Receivable; the performance or enforcement of any Receivable; the compliance by Depositor or Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action of Indenture Trustee, Administrator or Servicer or any subservicer taken in the name of Owner Trustee.

          SECTION 7.7 OWNER TRUSTEE MAY OWN CERTIFICATES AND NOTES. Owner Trustee in its individual or any other capacity may become the owner or pledgee of Certificates or Notes and may deal with Depositor, Indenture Trustee, Administrator and Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

                                  ARTICLE VIII

                          COMPENSATION OF OWNER TRUSTEE

          SECTION 8.1 OWNER TRUSTEE'S FEES AND EXPENSES. The Owner Trustee shall be paid compensation for all services rendered by Owner Trustee under this Agreement and shall be reimbursed upon its request for its expenses pursuant to
SECTION 4.16 of the Sale and Servicing Agreement.

          SECTION 8.2 INDEMNIFICATION. The Owner Trustee and its successors, assigns, directors, officers, employees and agents are to be indemnified pursuant to SECTION 4.16 of the Sale and Servicing Agreement.

          SECTION 8.3 PAYMENTS TO OWNER TRUSTEE. Any amounts paid to Owner Trustee pursuant to this Article VIII and the Administration Agreement shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

                                   ARTICLE IX

                         TERMINATION OF TRUST AGREEMENT

          SECTION 9.1 TERMINATION OF TRUST AGREEMENT.

          a. Issuer shall dissolve upon the final distribution by Owner Trustee of all moneys or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture, the Sale and Servicing Agreement and
Article V. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder shall not (x) operate to terminate this Agreement or Issuer, nor (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of Issuer or Owner Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

          b. Except as provided in clause (a), neither Depositor nor any Certificateholder shall be entitled to revoke or terminate the Issuer.

          c. Notice of any dissolution of Issuer, specifying the Payment Date upon which the Certificateholders shall surrender their Certificates to Paying Agent for payment of the final distribution and cancellation, shall be given by Owner Trustee by letter to Certificateholders mailed within five Business Days of receipt of notice of such termination from Servicer given pursuant to SECTION 9.1(C) of the Sale and Servicing Agreement, stating (i) the Payment Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of Paying Agent therein specified. Owner Trustee shall give such notice to Certificate Registrar (if other than Owner Trustee) and Paying Agent at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to
SECTION 5.2.

          If all of the Certificateholders shall not surrender their Certificates for cancellation within sixty (60) days after the date specified in the above mentioned written notice, Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within sixty (60) days after the second notice all the Certificates shall not have been surrendered for cancellation, Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining after exhaustion of such remedies shall be distributed, subject to applicable escheat laws, by Owner Trustee to Depositor.

          Upon the completion of winding up of the Issuer, including the payment or the making reasonable provision for payment of all obligations of the Issuer in accordance with SECTION 3808(E) of the Business Trust Statute, the Owner Trustee shall file a certificate of cancellation with the Delaware Secretary of State in accordance with SECTION 3810 of the Business Trust Statute, at which time the Issuer and this Agreement (other than Article VIII) shall terminate. The Depositor shall act as the liquidator of the Issuer and shall be responsible for directing the Owner Trustee to take all required actions in connection with winding up the Issuer.

                                   ARTICLE X

             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

          SECTION 10.1 ELIGIBILITY REQUIREMENTS FOR OWNER TRUSTEE. Owner Trustee shall at all times be a bank (i) authorized to exercise corporate trust powers,
(ii) having, together with its parent, a combined capital and surplus of at least $50,000,000 and (iii) subject to supervision or examination by Federal or state authorities. If such bank shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, Owner Trustee shall resign immediately in the manner and with the effect specified in SECTION 10.2.

          SECTION 10.2 RESIGNATION OR REMOVAL OF OWNER TRUSTEE. Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to Depositor. Upon receiving such notice of resignation, Depositor shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee; provided, however, that such right to appoint or to petition for the appointment of any such successor shall in no event relieve the resigning Owner Trustee from any obligations otherwise imposed on it under the Basic Documents until such successor has in fact assumed such appointment.

          If at any time Owner Trustee shall cease to be eligible in accordance with the provisions of SECTION 10.1 and shall fail to resign after written request therefor by Depositor, or if at any time Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then Depositor may remove Owner Trustee. If Depositor shall remove Owner Trustee under the authority of the immediately preceding sentence, Depositor shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee and payment of all fees owed to the outgoing Owner Trustee.

          Any resignation or removal of Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to SECTION 10.3 and payment of all fees and expenses owed to the outgoing Owner Trustee. Depositor shall provide notice of such resignation or removal of Owner Trustee to each of the Rating Agencies.

          SECTION 10.3 SUCCESSOR OWNER TRUSTEE. Any successor Owner Trustee appointed pursuant to SECTION 10.2 shall execute, acknowledge and deliver to Depositor and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and Depositor and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

          No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to SECTION 10.1.

          Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, Certificate Registrar shall mail notice of the successor of such Owner Trustee to all Certificateholders, Indenture Trustee, the Noteholders and each of the Rating Agencies. If Certificate Registrar shall fail to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Depositor.

          SECTION 10.4 MERGER OR CONSOLIDATION OF OWNER TRUSTEE. Any corporation into which Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of Owner Trustee, shall, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, be the successor of Owner Trustee hereunder; provided that such corporation shall be eligible pursuant to SECTION 10.1; and provided further that Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

          SECTION 10.5 APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Financed Vehicle may at the time be located, Administrator and Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by Owner Trustee to act as co-trustee, jointly with Owner Trustee, or separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to Issuer, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as Administrator and Owner Trustee may consider necessary or desirable. If Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to SECTION 10.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to
SECTION 10.3.

          Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) all rights, powers, duties and obligations conferred or imposed upon Owner Trustee shall be conferred upon and exercised or performed by Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to Issuer or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of Owner Trustee;

               (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

               (iii) Administrator and Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

          Any notice, request or other writing given to Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, Owner Trustee. Each such instrument shall be filed with Owner Trustee and a copy thereof given to Administrator.

          Any separate trustee or co-trustee may at any time appoint Owner Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                   ARTICLE XI

                                  MISCELLANEOUS

          SECTION 11.1 SUPPLEMENTS AND AMENDMENTS.

          a. This Agreement may be amended by Depositor, Owner Trustee, Certificate Registrar and Paying Agent, with prior written notice to the Rating Agencies, without the consent of any of the Noteholders or the Certificateholders:

               (i) to cure any ambiguity or defect, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder or Certificateholder;

               (ii) (A) to add, modify or eliminate such provisions as may be necessary or advisable in order to enable all or a portion of Issuer to qualify as, and to permit an election to be made to cause all or a portion of Issuer to be treated as, a "financial asset securitization investment trust" under the Code, and (B) in connection with any such election, to modify or eliminate existing provisions set forth in this Agreement relating to the intended federal income tax treatment of the Notes or Certificates and Issuer in the absence of the election; it being a condition to any such amendment that each Rating Agency shall have notified the Depositor, the Servicer, Indenture Trustee and the Owner Trustee in writing that the amendment will not result in a reduction or withdrawal of the rating of any outstanding Notes or Certificates with respect to which it is a Rating Agency; and

               (iii) to add, modify or eliminate such provisions as may be necessary or advisable in order to enable (a) the transfer to Issuer of all or any portion of the Receivables to be recognized as a sale under GAAP by Depositor to Issuer, (b) Issuer to avoid becoming a member of Depositor's or Transferor's consolidated group under GAAP or
          (c) the Depositor or any of their Affiliates to otherwise comply with or obtain more favorable treatment under any law or regulation or any accounting rule or principle; it being a condition to any such amendment that the Rating Agency Condition shall have been satisfied.

          b. This Agreement may also be amended from time to time by Depositor, Owner Trustee, Certificate Registrar and Paying Agent, with prior written notice to the Rating Agencies, with the consent of the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes and, to the extent affected thereby, the consent of the Holders of Certificates evidencing not less than a majority of the Certificate Percentage Interests for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Percentage Interests required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and Holders of all outstanding Certificates.

          c. Promptly after the execution of any such amendment or consent, the Certificate Registrar shall furnish written notification of the substance of such amendment or consent to each Certificateholder, Indenture Trustee and each of the Rating Agencies.

          d. It shall not be necessary for the consent of Certificateholders, the Noteholders or Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent, where required, shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as Owner Trustee may prescribe.

          e. Prior to the execution of any amendment to this Agreement, Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

          SECTION 11.2 NO LEGAL TITLE TO OWNER TRUST ESTATE IN CERTIFICATEHOLDERS. The Certificateholders shall not have legal title to any part of the Owner Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholders to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

          SECTION 11.3 LIMITATIONS ON RIGHTS OF OTHERS. The provisions of this Agreement are solely for the benefit of Owner Trustee, Depositor, Certificateholders, Certificate Registrar and Paying Agent and, to the extent expressly provided herein, Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

          SECTION 11.4 NOTICES.

          a. Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given by telecopy with receipt acknowledged by the recipient thereof or upon receipt personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested, if to Owner Trustee, addressed to the Corporate Trust Office; if to Depositor, addressed to ACE Securities Corp., 6525 Morrison Boulevard, Suite 318, Charlotte North Carolina 28211; if to Certificate Registrar or Paying Agent, addressed to the Corporate Trust Department of the Indenture Trustee; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

          b. Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

          SECTION 11.5 SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 11.6 SEPARATE COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          SECTION 11.7 SUCCESSORS AND ASSIGNS. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, Depositor, Owner Trustee, Administrator, Certificate Registrar and Paying Agent, and their respective successors and permitted assigns and each Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

          SECTION 11.8 NO PETITION. Each of Certificate Registrar, Paying Agent and Owner Trustee (not in its individual capacity but solely as Owner Trustee), by entering into this Agreement, each Certificateholder, by accepting a Certificate, and Indenture Trustee and each Noteholder or Note Owner by accepting the benefits of this Agreement, hereby covenants and agrees that they will not at any time institute against Depositor or Issuer, or solicit or join in or cooperate with or encourage any institution against Depositor or Issuer of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, this Agreement or any of the Basic Documents.

          SECTION 11.9 NO RECOURSE.

          a. Each Certificateholder by accepting a Certificate acknowledges that such Certificateholder's Certificates represent beneficial interests in Issuer only and do not represent interests in or obligations of Seller, Servicer, Administrator, Depositor, Owner Trustee, Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as expressly set forth or contemplated in this Agreement, the Certificates or the Basic Documents.

          b. In furtherance of and not in derogation of the foregoing, to the extent Depositor enters into other securitization transactions, each Certificateholder, by accepting a Certificate, acknowledges and agrees that it shall have no right, title or interest in or to any assets or interests therein of Depositor (other than the Trust Estate relating to this transaction) conveyed or purported to be conveyed by Depositor to another securitization trust or other Person or Persons in connection therewith (whether by way of a sale, capital contribution or by virtue of the granting of a lien) ("Other Assets"). To the extent that, notwithstanding the agreements and provisions contained in the preceding sentences of this Section, a Certificateholder either (i) asserts an interest or claim to, or benefit from, Other Assets, whether asserted against or through Depositor or any other Person owned by Depositor, or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of SECTION 1111(B) of the Federal Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), and whether deemed asserted against or through Depositor or any other Person owned by Depositor, then each Certificateholder, by accepting a Certificate, further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of Depositor which, under the terms of the relevant documents relating to the securitization of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to priority of distribution or application under applicable law, including insolvency laws, and whether asserted against Depositor or any other Person owned by Depositor), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of SECTION 510(A) of the Bankruptcy Code. Each Certificateholder, by acceptance of a Certificate, further acknowledges and agrees that no adequate remedy at law exists for a breach of this SECTION 11.9(B) and the terms of this SECTION 11.9(B) may be enforced by an action for specific performance. The provisions of this SECTION 11.9(B) shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of this Agreement.

          SECTION 11.10 HEADINGS. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          SECTION 11.11 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 11.12 SERVICER. Servicer is authorized to execute on behalf of Issuer all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of Issuer to prepare, file or deliver pursuant to the Basic Documents. Upon written request, Owner Trustee shall execute and deliver to Servicer a power of attorney appointing Servicer as Issuer's agent and attorney-in-fact to execute all such documents, reports, filings, instruments, certificates and opinions.

          IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.


                                    U.S. BANK TRUST NATIONAL ASSOCIATION,
                                    as Owner Trustee


                                    By: /s/ MELISSA ROSAL
                                        ------------------------------
                                        Name:  Melissa Rosal
                                        Title: Vice President

                                    ACE SECURITIES CORP.,
                                    as Depositor


                                    By:  /s/ EVELYN ECHEVARRIA
                                         ---------------------------
                                         Name:  Evelyn Echevarria
                                         Title: Vice President

Acknowledged:

THE CHASE MANHATTAN BANK,
as Paying Agent and Certificate Registrar


By: /s/ JENNIFER H. BARAN
    -----------------------------
Name:  Jennifer H. Baran
Title: Assistant Vice President

                                    EXHIBIT A

                               FORM OF CERTIFICATE

NUMBER                                    100% CERTIFICATE PERCENTAGE INTEREST
R-1

                        ACE RV AND MARINE TRUST 2001-RV1

                            ASSET BACKED CERTIFICATE

          Evidencing a beneficial interest in certain distributions of Issuer, as defined below, the property of which includes a pool of retail installment sale contracts sold to Issuer by Seller.

          (This Certificate does not represent an interest in or obligation of ACE Securities Corp. or any of its Affiliates, except to the extent described below.)

          THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE RESOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES OR "BLUE SKY" LAWS, PURSUANT TO AN EXEMPTION THEREFROM OR IN A TRANSACTION NOT SUBJECT THERETO. IT AGREES, ON ITS OWN BEHALF AND ON BEHALF OF ANY ACCOUNTS FOR WHICH IT IS ACTING AS AGENT, THAT SUCH CERTIFICATE MAY BE RESOLD, ASSIGNED, PLEDGED OR TRANSFERRED ONLY (A) SO LONG AS THE CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A QIB ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QIBS) TO WHOM NOTICE IS GIVEN THAT THE RESALE, ASSIGNMENT, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (C) SUCH RESALE, ASSIGNMENT, PLEDGE OR OTHER TRANSFER IS MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND OTHER SECURITIES OR "BLUE SKY" LAWS, IN WHICH CASE THE OWNER TRUSTEE SHALL REQUIRE (I) THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE OWNER TRUSTEE AND THE DEPOSITOR IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE OWNER TRUSTEE AND (II) A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE OWNER TRUSTEE OR THE DEPOSITOR) SATISFACTORY TO THE OWNER TRUSTEE AND THE DEPOSITOR, TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE OR JURISDICTION. ANY ATTEMPTED TRANSFER IN CONTRAVENTION OF THE IMMEDIATELY PRECEDING RESTRICTIONS WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR WILL CONTINUE TO BE TREATED AS THE OWNER OF THE CERTIFICATE FOR ALL PURPOSES.

          NO CERTIFICATE OR BENEFICIAL INTEREST THEREIN (EACH A "CERTIFICATE INTEREST") MAY BE RESOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED (EACH A "TRANSFER") TO ANY PERSON OTHER THAN THE INITIAL CERTIFICATEHOLDER UNLESS (A) THE TRANSFEROR OF THE CERTIFICATE INTEREST NOTIFIES THE TRANSFEREE HOLDER AND BENEFICIAL OWNER OF THE CERTIFICATE INTEREST (THE "ASSIGNEE") OF THE TRANSFER RESTRICTIONS APPLICABLE TO SUCH CERTIFICATE INTEREST AND OF THE REPRESENTATIONS, AGREEMENTS AND COVENANTS SUCH ASSIGNEE IS DEEMED TO MAKE AS A RESULT OF ITS ACCEPTANCE OF SUCH CERTIFICATE INTEREST, AS DESCRIBED IN THIS PARAGRAPH, (B) THE TRANSFEROR HAS NO ACTUAL KNOWLEDGE THAT THE ASSIGNEE IS OR INTENDS TO BECOME A PROHIBITED PASS-THROUGH ENTITY (AS DEFINED BELOW), (C) SUCH TRANSFER WOULD NOT CAUSE THE NUMBER OF TARGETED HOLDERS (AS DEFINED BELOW) TO EXCEED NINETY (90) AND (D) PRIOR TO THE FIRST SUCH TRANSFER, TAX COUNSEL FOR TRANSFEROR SHALL HAVE RENDERED ITS OPINION THAT, FOR U.S. FEDERAL INCOME TAX PURPOSES, ISSUER WILL BE TREATED AS A PARTNERSHIP AND NOT AS AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION AND THE CERTIFICATES WILL BE TREATED AS PARTNERSHIP INTERESTS IN ISSUER. NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN THIS CERTIFICATE, ANY ATTEMPTED TRANSFER OF A CERTIFICATE INTEREST THAT DOES NOT COMPLY WITH THE REQUIREMENTS SET FORTH IN THIS PARAGRAPH SHALL BE VOID. FOR PURPOSES OF THIS PARAGRAPH, THE TERM "TARGETED HOLDER" MEANS EACH BENEFICIAL OWNER OF AN INTEREST IN ISSUER (INCLUDING EACH CERTIFICATE INTEREST AND ANY FINANCIAL INSTRUMENT OR CONTRACT THE VALUE OF WHICH IS DETERMINED IN WHOLE OR IN PART BY REFERENCE TO ISSUER OR ANY PORTION THEREOF OR TO ANY CERTIFICATE INTEREST); PROVIDED THAT ANY PERSON HOLDING MORE THAN ONE INTEREST EACH OF WHICH WOULD CAUSE SUCH PERSON TO BE A TARGETED HOLDER SHALL BE TREATED AS A SINGLE TARGETED HOLDER. EACH HOLDER AND BENEFICIAL OWNER OF A CERTIFICATE INTEREST, BY ACCEPTANCE OF SUCH CERTIFICATE INTEREST, IS DEEMED TO REPRESENT AND AGREE WITH ISSUER AND OWNER TRUSTEE THAT (X) IT HAS NOT ACQUIRED, AND SUCH HOLDER OR BENEFICIAL OWNER WILL NOT TRANSFER, THE CERTIFICATE INTEREST OR CAUSE THE CERTIFICATE INTEREST TO BE MARKETED ON OR THROUGH (I) AN "ESTABLISHED SECURITIES MARKET" AS DEFINED FOR PURPOSES OF SECTION 7704 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR (II) A "SECONDARY SECURITIES MARKET (OR THE SUBSTANTIAL EQUIVALENT THEREOF)", AS DEFINED FOR PURPOSES OF SECTION 7704 OF THE CODE, AND (Y) IT IS NOT AND WILL NOT BECOME A PARTNERSHIP, SUBCHAPTER S CORPORATION, ESTATE OR TRUST FOR U.S. FEDERAL INCOME TAX PURPOSES A PRINCIPAL PURPOSE OF THE USE OF WHICH IS TO PERMIT ISSUER TO SATISFY THE 100-PARTNER LIMITATION IN TREASURY REGULATION SECTION 1.7704-1(H) (A "PROHIBITED PASS-THROUGH ENTITY").

          AT SUCH TIME THAT THE CERTIFICATES ARE HELD BY MORE THAN ONE PERSON, IT IS INTENDED THAT, SOLELY FOR INCOME AND FRANCHISE TAX PURPOSES, (A) THE ISSUER BE TREATED AS A PARTNERSHIP FOR U.S. FEDERAL INCOME TAX PURPOSE. AND (B) A CERTIFICATE BE TREATED AS A PARTNERSHIP INTEREST IN SUCH PARTNERSHIP. EACH HOLDER AND BENEFICIAL OWNER OF A CERTIFICATE INTEREST, BY ACCEPTANCE OF SUCH CERTIFICATE INTEREST, IS DEEMED TO AGREE WITH SUCH TREATMENT AND IS DEEMED TO AGREE THAT IT WILL TAKE NO ACTION INCONSISTENT WITH SUCH TREATMENT.

          NO CERTIFICATE OR INTEREST THEREIN MAY BE ACQUIRED OR HELD (IN THE INITIAL ACQUISITION OR THROUGH A TRANSFER) WITH PLAN ASSETS OF ANY "EMPLOYEE BENEFIT PLAN" SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), ANY "PLAN" DESCRIBED BY SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR ANY ENTITY DEEMED TO HOLD THE ASSETS OF ANY OF THE FOREGOING BY REASON OF AN EMPLOYEE BENEFIT PLAN'S OR OTHER PLAN'S INVESTMENT IN SUCH ENTITY (EACH, A "BENEFIT PLAN").

          THIS CERTIFIES THAT DEUTSCHE BANK SHARPS PIXLEY INC. is the registered owner of a 100% Certificate Percentage Interest that is nonassessable, fully-paid, beneficial interest in certain distributions of ACE RV AND MARINE TRUST 2001-RV1 ("Issuer") formed by ACE Securities Corp., a Delaware corporation ("Depositor").

          Issuer was created pursuant to a Trust Agreement dated as of June 1, 2001 (the "Trust Agreement"), between Depositor and U.S. Bank Trust National Association, as owner trustee ("Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in Appendix X to the Sale and Servicing Agreement among Issuer, ACE Securities Corp., as Seller ("Seller"), Wells Fargo Bank, N.A., as Servicer ("Servicer"), Wells Fargo Bank Northwest, N.A., Wells Fargo Bank New Mexico, N.A. and The Chase Manhattan Bank, as Indenture Trustee ("Indenture Trustee"), dated as of June 1, 2001, as the same may be amended or supplemented from time to time.

          This Certificate is one of the duly authorized Certificates designated as ACE RV and Marine Trust 2001-RV1 Asset Backed Certificates (herein called the "Certificates"). Also issued under the Indenture dated as of June 1, 2001, between Issuer and Indenture Trustee, are the classes of Notes designated as 4.05% Class A-1 Asset Backed Notes (the "Class A-1 Notes"), 4.85% Class A-2 Asset Backed Notes (the "Class A-2 Notes"), 5.36% Class A-3 Asset Backed Notes (the "Class A-3 Notes"), 5.75% Class A-4 Asset Backed Notes (the "Class A-4 Notes", 6.30% Class A-5 Asset Backed Notes (the "Class A-5 Notes" and, together with the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes, the "Class A Notes"), 6.61% Class B Asset Backed Notes (the "Class B Notes"), 6.85% Class C Asset Backed Notes (the "Class C Notes") and 7.58% Class D Asset Backed Notes (the "Class D Notes", together with the Class A Notes, Class B Notes and Class C Notes, the "Offered Notes") and 8.70% Class E Asset Backed Notes (the "Class E Notes", together with the Offered Notes, the "Notes"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

          Under the Trust Agreement, there will be distributed on the 20th day of each month (or, if such 20th day is not a Business Day, the next Business
Day), commencing on July 20, 2001, to the Person in whose name this Certificate is registered at the close of business on the last day of the preceding month, such Certificateholder's Certificate Percentage Interest in the amount to be distributed to Certificateholders on such date.

          The holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement, the Indenture and the Trust Agreement, as applicable.

          It is the intent of the Depositor, Servicer and the Certificateholders that, for purposes of federal income, state and local income and franchise tax, until the Trust Certificates are held by more than one Certificateholder, the Issuer will be disregarded as an entity separate from its owner. At such time that the Certificates are held by more than one person, it is the intent of the Seller, Servicer and the Certificateholders that, for purposes of federal income, state and local income and franchise tax, the Issuer will be treated as a partnership, the assets of which are the assets held by the Issuer, and the Certificateholders will be treated as partners in that partnership. The Seller and the other Certificateholders, by acceptance of a Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Certificates as such for tax purposes.

          Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute against Depositor or the Issuer, or join in or encourage any institution against Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Trust Agreement or any of the Basic Documents.

          Each Certificateholder by accepting a Certificate acknowledges that such Certificateholder's Certificates represent beneficial interests in Issuer only and do not represent interests in or obligations of Depositor, Servicer, Administrator, Seller, Owner Trustee, Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as expressly set forth or contemplated in the Trust Agreement, the Certificates or the Basic Documents.

          In furtherance of and not in derogation of the foregoing, to the extent Depositor enters into other securitization transactions, each Certificateholder, by accepting a Certificate, acknowledges and agrees that it shall have no right, title or interest in or to any assets or interests therein of Depositor (other than the Trust Estate and Reserve Account relating to this transaction) conveyed or purported to be conveyed by Depositor to another securitization trust or other Person or Persons in connection therewith (whether by way of a sale, capital contribution or by virtue of the granting of a lien) ("Other Assets"). To the extent that, notwithstanding the agreements and provisions contained herein, a Certificateholder either (i) asserts an interest or claim to, or benefit from, Other Assets, whether asserted against or through Depositor or any other Person owned by Depositor, or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of SECTION 1111(B) of the Federal Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), and whether deemed asserted against or through Depositor or any other Person owned by Depositor, then each Certificateholder, by accepting a Certificate, further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of Depositor which, under the terms of the relevant documents relating to the securitization of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to priority of distribution or application under applicable law, including insolvency laws, and whether asserted against Depositor or any other Person owned by Depositor), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of SECTION 510(A) of the Bankruptcy Code. Each Certificateholder, by acceptance of a Certificate, further acknowledges and agrees that no adequate remedy at law exists for a breach of this paragraph and the terms of this paragraph may be enforced by an action for specific performance. The provisions of this paragraph shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of the Trust Agreement.

          The Certificates may not be acquired by or for the account of or with the assets of (a) an employee benefit plan (as defined in SECTION 3(3) of ERISA) that is subject to the provisions of Title 1 of ERISA, (b) a plan described in
SECTION 4975(E)(1) of the Code or (c) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan and is not purchasing on behalf of a Benefit Plan.

          Unless the certificate of authentication hereon shall have been executed by an authorized officer of Owner Trustee or its authenticating agent, by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

          THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          IN WITNESS WHEREOF, Owner Trustee on behalf of Issuer and not in its individual capacity, has caused this Certificate to be duly executed.


                                      By:  U.S. BANK TRUST NATIONAL ASSOCIATION,
                                           not in its individual capacity, but
                                           solely as Owner Trustee
                                      Dated:________________
                                      By:_______________________________________

OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Trust Agreement.

                                     U.S. BANK TRUST NATIONAL ASSOCIATION, as
                                     Owner Trustee
                                     By:_______________________________________
                                     Authenticating Agent


                                     By:_______________________________________
                                     Authorized Signatory

                                   ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)


__________________________________________________________________________ the
within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


________________________________________________________ Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:______________________________________________________

______________________________________*
Signature Guaranteed:

______________________________________*


* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                    EXHIBIT B

                         FORM OF TRANSFEROR CERTIFICATE

[Date]



ACE RV and Marine Trust 2001-RV1,
  as Issuer
c/o The Chase Manhattan Bank
      as Certificate Registrar
450 West 33rd Street
New York, New York 10001
Attention:  Institutional Trust Services

Ladies and Gentlemen:

          In connection with our proposed sale of the 100% Asset Backed Certificates (the "Certificate") of ACE RV and Marine Trust 2001-RV1 (the "Issuer"), a Delaware business trust formed by ACE Securities Corp. (the "Depositor" or "Seller"), we confirm that:

          a. The Transferor is the lawful owner of the Certificate with the full right to transfer the Certificate free from any and all claims and encumbrances whatsoever.

          b. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificate, any interest in the Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to the Certificate, any interest in the Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to the Certificate, any interest in the Certificate or any other similar security be means of general advertising or in any manner, or
(e) taken any other action with respect to the Certificate, any interest in the Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution under the Securities Act of 1933 (the "Securities Act"), or would render the disposition of the Certificate a violation of SECTION 5 of the Securities Act or any state securities laws, or would require registration or qualification of the Certificate pursuant to the Securities Act or any state securities laws.

          c. The Transferor and any person acting on behalf of the Transferor in this matter reasonably believe that the Transferee is either (a) a "qualified institutional buyer" (as that term is defined in Rule 144A ("Rule 144A") under the Securities Act) purchasing for its own account or (b) either (i) an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501(a) under the Securities Act or (ii) an entity in which all the equity owners are "accredited investors" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501(a) under the Securities Act, and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Certificate.

          d. Unless the Transferee is either (a) an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act or (b) an entity in which all the equity owners are "accredited investors" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501(a) under the Securities Act that is furnishing a Transferee Certificate in the form of Exhibit C to the Trust Agreement, the Transferor or a person acting on its behalf has taken reasonable steps to ensure that the Transferee is aware that the Transferor is relying on the exemption from the provisions of SECTION 5 of the Securities Act provided by Rule 144A.

          e. The Transferor or a person acting on its behalf has furnished, or caused to be furnished, to the Transferee all information regarding (a) the Certificates and distributions thereon, (b) the Sale and Servicing Agreement, and (c) any credit enhancement mechanism associated with the Certificates, that the Transferee has requested.

          f. The Transferor has notified the Transferee of the transfer restrictions applicable to the Certificate and of the representations, agreements and covenants such Transferee is deemed to make as a result of its acceptance of such Certificate, as described in the Trust Agreement. The Transferor has no actual knowledge that the Transferee is or intends to become a Prohibited Pass-through Entity (as defined in the Trust Agreement). The proposed Transfer will not cause the number of Targeted Holders (as defined in the Trust Agreement) to exceed ninety (90).


                                      Very truly yours,


                                      Print Name of Transferor

                                      ------------------------------------

                                      By:
                                      ---------------------------------
                                      Name:
                                      -------------------------------
                                      Title:
                                      ------------------------------

                                    EXHIBIT C

                         FORM OF TRANSFEREE CERTIFICATE

[Date]



ACE RV and Marine Trust 2001-RV1,
  as Issuer
c/o The Chase Manhattan Bank
      as Certificate Registrar
450 West 33rd Street
New York, New York 10001
Attention:  Institutional Trust Services

Ladies and Gentlemen:

          In connection with our proposed purchase of the 100% Asset Backed Certificates (the "Certificates") of ACE RV and Marine Trust 2001-RV1 (the "Issuer"), a Delaware business trust formed by ACE Securities Corp. (the "Depositor" or "Seller"), we confirm that:

          (a) We are a "qualified institutional buyer" as defined in Rule 144A ("QIB") and are acquiring the Certificate for its own institutional account (and not for the account of others) or as a fiduciary or agent for others (which others also are QIBs);

          (b) We acknowledge that the Certificates have not been and will not be registered under the Securities Act or the securities laws of any jurisdiction;

          (c) We are familiar with Rule 144A and are aware that the sale is being made in reliance on Rule 144A and we are not acquiring the Certificates with a view to, or for resale in connection with, a distribution that would constitute a public offering within the meaning of the Securities Act or a violation of the Securities Act, and that, if in the future we decide to resell, assign, pledge or otherwise transfer any Certificates, such Certificates may be resold, assigned, pledged or transferred only (i) to the Depositor or any Affiliate thereof, (ii) so long as such Certificate is eligible for resale pursuant to Rule 144A, to a person whom we reasonably believe after due inquiry is a QIB acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are QIBs) to whom notice is given that the resale, pledge, assignment or transfer is being made in reliance on Rule 144A, (iii) pursuant to an effective registration statement under the Securities Act or (iv) in a sale, pledge or other transfer made in a transaction otherwise exempt from the registration requirements of the Securities Act, in which case (A) the Owner Trustee will require that both the prospective transferor and the prospective transferee certify to the Owner Trustee and the Depositor in writing the facts surrounding such transfer, which certification shall be in form and substance satisfactory to the Owner Trustee and the Depositor and (B) the Owner Trustee will require a written opinion of counsel (which will not be at the expense of the Depositor or the Owner Trustee) satisfactory to the Depositor and the Owner Trustee to the effect that such transfer will not violate the Securities Act, in each case in accordance with any applicable securities or "Blue Sky" laws of any state of the United States;

          (d) No Certificate will be acquired or held by any "employee benefit plan" subject to ERISA or a "plan" described by SECTION 4975(E)(1) of the Internal Revenue Code of 1986, as amended, or by any entity deemed to hold the assets of any of the foregoing by reason of an employee benefit plan's or other plan's investment in such entity. Each Person who acquires any Certificate or interest therein will certify that the foregoing conditions are satisfied;

          (e) We are aware that we (or any account for which we are purchasing) may be required to bear the economic risk of an investment in the Certificates for an indefinite period, and we (or such account) are able to bear such risk for an indefinite period;

          (f) We understand that the Certificates will bear legends substantially as set forth in SECTION 3.12 of the Trust Agreement;

          (g) If we are acquiring any Certificates for the account of one or more qualified institutional buyers, we represents that we have sole investment discretion with respect to each such account and that we have full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account;

          (h) We acknowledge that the Owner Trustee, the Depositor, and their Affiliates, and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements;

          (i) We acknowledge that we have been notified of the transfer restrictions and related provisions applicable to the Certificates set forth in the Trust Agreement and agree to be bound by such restrictions and provisions; and

          (j) We hereby represent to and agree with Issuer and Owner Trustee that we have not acquired, and will not transfer, any Certificate or cause any Certificate to be marketed on or through (i) an "established securities market", as defined for purposes of SECTION 7704 of the Code or (ii) a "secondary market (or the substantial equivalent thereof)", as defined for purposes of SECTION 7704 of the Code. In addition, we represent to and agree with Issuer and Owner Trustee that we are not and will not become a partnership, subchapter S corporation, estate or trust for U.S. federal income tax purposes a principal purpose of the use of which is to permit Issuer to satisfy the 100-partner limitation in Treas. Reg. ss. 1.7704-1(h).

          You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.


                                     Very truly yours,


                                     By:________________________________
                                        Name:
                                        Title:

                                    EXHIBIT D



                                    [FORM OF]
                             CERTIFICATE OF TRUST OF
                        ACE RV AND MARINE TRUST 2001-RV1


          THIS Certificate of Trust of ACE RV and Marine Trust 2001-RV1 (the "Trust"), is being duly executed and filed by U.S. Bank Trust National Association, a Delaware banking corporation, as trustee, to form a business trust under the Delaware Business Trust Act (12 DEL. CODE, ss. 3801 ET SEQ.).

          1. NAME. The name of the business trust formed hereby is ACE RV AND MARINE TRUST 2001-RV1.

          2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is U.S. Bank Trust National Association, __________, _____________________, ________________________ Delaware _________,
Attention: _____________________________.

          IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust.

                                  U.S. BANK TRUST NATIONAL ASSOCIATION,

                                  not in its individual capacity but
                                  solely as owner trustee of the Trust.



                                  By:________________________________
                                  Name:
                                  Title: